Global Atlantic Portfolios

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class I, II and III shares

Supplement dated December 20, 2024

to the Summary Prospectus

dated May 1, 2024, as supplemented to date (the “Summary Prospectus”)

Effective October 31, 2024, Ronald Arons no longer serves as a portfolio manager for the Portfolio. Accordingly, effective immediately, all references to Mr. Arons in the Summary Prospectus are deleted in their entirety.

This Supplement and the Summary Prospectus, Prospectus and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

FVIT-1082_122024